                                                                   Exhibit 10.13


                             CONSULTING AGREEMENT

     This Consulting Agreement is effective as of September 1, 1992 between ARCH MINERAL CORPORATION, a Delaware Corporation, CityPlace One, Suite 300, St. Louis, Missouri 63141 (Arch) and RONALD E. SAMPLES, 5 Dogwood Lane, Ladue, Missouri 63124 (CONSULTANT).

                             --------------------
     Arch is in the business of mining and selling coal.

     CONSULTANT is an experienced person in the mining industry and has retired from Arch.

     Arch desires to utilize CONSULTANT's services, and CONSULTANT desires to provide such services.

                             --------------------

     IN CONSIDERATION of the mutual promises and conditions contained herein, the parties hereto agree as follows:

                         SECTION 1. SCOPE OF SERVICES
                         ----------------------------

     1.1 CONSULTANT agrees to provide services as designated by Arch and Arch agrees to accept and pay for those services as set forth in this Agreement. "Services" shall mean CONSULTANT's advising, counseling, recommending and assisting Arch in any aspect of coal mining or in exploring for, developing, preparing, storing, loading, unloading, transporting, selling, using or otherwise handling or dealing in coal or in any matter relating thereto in which CONSULTANT has knowledge, experience or expertise. "Services" shall be provided in any state in which Arch may now or hereafter elect to acquire coal reserves or conduct coal mining operations or have business of any manner.

     1.2 CONSULTANT shall also serve as Chairman of the Board of Directors of Arch and shall serve ln that capacity in a non-executive capacity with such authority as designated by the Chief Executive Officer (CEO) of Arch.

     CONSULTANT shall make Services available to Arch for a minimum of one hundred (100) days per Contract Year, when and as requested by Arch. CONSULTANT shall not be required to provide Services (but may consent to provide same hereunder) to the extent that same are requested by Arch on the basis of a request made less than 48 hours before the time of the need for same. CONSULTANT shall not be required to render Services during vacation periods. As an independent Contractor, CONSULTANT shall have no established work schedule nor will it be necessary for CONSULTANT to obtain permission from Arch to be absent from Arch's office location.

     Arch agrees to provide CONSULTANT adequate facilities and support services for the performance of CONSULTANT's obligations.

     1.3 Nothing herein shall be construed to require Arch to request or utilize the Services. However, regardless of whether Arch uses CONSULTANT's Services, Arch shall pay CONSULTANT the minimum retainer fee set forth below so long as this Agreement is in effect.

                                SECTION 2. TERM
                                ---------------
     This Agreement shall be in effect for one year commencing September 1, 1992 and ending August 31, 1993, unless otherwise amended or extended.

     CONSULTANT or Arch may terminate this Agreement at any time if CONSULTANT becomes unable to provide the services because of physical or mental disability or death. A Contract Year is defined as twelve (12) consecutive calendar months beginning on September 1.

                            SECTION 3. COMPENSATION
                            -----------------------

     As full payment for all Services under this Agreement, Arch shall pay to CONSULTANT the following:

     (a) an annual retainer fee of One Hundred Twenty-five Thousand Dollars ($125,000) to be paid on September 15 of any Contract Year. It is understood that the retainer fee shall be paid in equal monthly installments beginning on September 15, 1992. Arch shall be obligated to pay this fee regardless of whether Services are requested by Arch. If the Agreement is terminated because of the death of the CONSULTANT, or if the CONSULTANT becomes physically or mentally disabled as determined by a physician appointed by Arch and Arch terminates the Agreement after September 1, but before September 15, Arch shall pay the CONSULTANT (or his estate if deceased) the annual Retainer due for that Contract Year, but shall not be obligated for any further payments.

     (b) if CONSULTANT renders Services in excess of one hundred (100) days per year then Arch shall pay CONSULTANT One Thousand Two Hundred Fifty Dollars ($1,250) per day for each day of Services performed for the remainder of any Contract Year.

     (c) an amount equal to all of the CONSULTANT's reasonable out-of-pocket expenses paid in providing the Services. It is understood that those expenses to be reimbursed by Arch shall be those which are authorized by Arch's agent and which are permitted under the terms of Arch's Corporate Policy regarding such expenses.

     Arch shall remit payments to CONSULTANT for all amounts due under this Agreement upon the basis of invoices sent by CONSULTANT to Arch within the first ten (10) days of each calendar month following the calendar month for which same are due. Such invoice shall set forth the number of days of Services provided by CONSULTANT for the month and for the Contract Year to date through the end of the month. CONSULTANT shall support invoices for out-of-pocket expenses with receipts and other documentation reasonably required by Arch. Payments by Arch shall be made within twenty (20) days after Arch receives CONSULTANT's expense report and any attached invoices related thereto.

                        SECTION 4. TAXES AND INSURANCE
                        ------------------------------

     4.1 Arch shall not withhold any taxes for CONSULTANT. CONSULTANT shall be responsible for the payment of any taxes which might be owed as the result of the services provided under this Agreement.

     4.2 Except for those benefits derived from CONSULTANT's Employee Benefit Plan as a retiree of Arch, CONSULTANT shall be responsible for his own insurance, workers compensation and other benefits.

     4.3 Nothing herein shall be construed to limit or diminish any of CONSULTANT's rights, privileges or duties under any employee benefit plan of Arch pursuant to which CONSULTANT may be entitled.

                          SECTION 5. INDEMNIFICATION
                          --------------------------

     CONSULTANT agrees to indemnify and defend Arch from all liability and claims of liability to third parties resulting from, or in connection with, the providing of Services by CONSULTANT under the terms of this Agreement.

                       SECTION 6. INDEPENDENT CONTRACTOR
                       ---------------------------------

     It is the intention of the parties that CONSULTANT shall perform all Services in the capacity of an independent contractor and nothing contained herein is to be construed to be inconsistent therewith. CONSULTANT shall not be considered an employee of Arch but shall always act in the capacity of an independent contractor, and as such, Arch shall not exercise control as to the manner or method by which CONSULTANT shall perform Services under this Agreement. The Services shall be performed in such place or places as Arch may, from time to time, designate.

            SECTION 7. AGENT OF ARCH FOR PURPOSE OF THIS AGREEMENT
            ------------------------------------------------------

     The CEO of Arch or any person designated by him shall be the agent of Arch for the purpose of this Agreement (Arch's Agent). Arch shall have the right to designate another person instead of the CEO as Arch's Agent upon written notice to CONSULTANT. Arch's Agent shall administer this Agreement on behalf of Arch including, but not limited to, requests for Services, approval of invoices, and oversight of the covenant not to compete in this Agreement. CONSULTANT acknowledges that he has no actual authority to bind Arch without the prior written authorization of the CEO or his designee as set forth herein, and that notwithstanding the fact that he may continue to serve as Chairman of Arch's Board of Directors that he is not an executive officer of Arch. In all cases, in dealing with third parties, CONSULTANT shall disclose the fact that he has no actual or apparent authority to bind Arch especially where it may otherwise appear to such third parties.

                      SECTION 8. COVENANT NOT TO COMPETE
                      ----------------------------------

     During the term of this Agreement, CONSULTANT shall not knowingly, directly or indirectly participate in activity, including the sale of coal, which is in competition with Arch or any of its subsidiaries or affiliates, or otherwise attempt to obtain business Arch has or is attempting to negotiate. CONSULTANT also agrees not to render Services to any competitor of Arch or to provide information to any other company engaged in litigation in which Arch is involved or in which Arch takes an interest in the outcome thereof. Before undertaking any work or other activities which might violate the provisions of this section, CONSULTANT shall fully disclose to Arch's Agent the circumstances of such work or other activity.

                          SECTION 9. CONFIDENTIALITY
                          --------------------------

     CONSULTANT shall hold confidential any activities performed for Arch under this Agreement.

                         SECTION 10. NON-ASSIGNABILITY
                         -----------------------------

     The performance of the Services under this Agreement is personal to CONSULTANT and shall not be assigned.

                              SECTION 11. NOTICES
                              -------------------

     Any notice or communication provided for in this Agreement shall be in writing and given by either delivering the notice in person or by registered or certified mail, postage prepaid, or by fax to the address listed below:

     If to Arch:

                 Arch Mineral Corporation
                 CityPlace One
                 Suite 300
                 St. Louis, Missouri  63141
                 Attention: CEO
                 PHONE: (314) 994-2900
                 FAX:  (314) 994-2919

     If to CONSULTANT:

                 Ronald E. Samples
                 5 Dogwood Lane
                 Ladue, Missouri  63124
                 PHONE:  (314) 993-3631

Each party may designate in writing a new mailing address for notices. Notice by mail is deemed given as of the time of the postmark on the envelope.

                           SECTION 12. GOVERNING LAW
                           -------------------------

          This Agreement is deemed to be made under the laws of the State of Missouri, and for all purposes, including interpretation, performance and enforcement, shall be construed in accordance with the laws of that state, without giving effect to the principles of conflict of laws.

                         SECTION 13. SECTION HEADINGS
                         ----------------------------

          Section headings have been inserted in this Agreement for convenience of reference only and do not in any way affect the meaning of any provision hereof.

                      SECTION 14. SURVIVAL OF OBLIGATIONS
                      -----------------------------------

          All remedial, indemnification, and other obligations provided in this Agreement shall survive the termination, cancellation, or expiration of this Agreement.

                         SECTION 15. ENTIRE AGREEMENT
                         ----------------------------

          This Agreement represents the entire agreement between the parties, and there are no other covenants, promises, agreements, conditions or understanding either oral or written between them. Neither party may modify this Agreement except by written agreement.

          The parties have signed this Agreement as of the date entered on page one.

ARCH MINERAL CORPORATION                            CONSULTANT

By  /s/ Michael O. McKown                  By  /s/ Ronald E. Samples
     Title  VP-HR                                    Ronald E. Samples
                                                     5 Dogwood Lane
                                                     Ladue, Missouri 63124

October 6, 1992


Ronald E. Samples
5 Dogwood Lane
Ladue, Missouri 63124

Re:       Letter Amendment No. 1 to the September 1, 1992 Consulting Agreement
          ----------------------
          between Arch Mineral Corporation ("Arch") and Ronald E. Samples ("Consultant") ("Agreement")

In consideration of the mutual terms and conditions contained in the Agreement, the parties agree that Section 5 entitled "Indemnification" as set forth on page four of the Agreement is deleted in its entirety.

All other terms and conditions of the Agreement remain in effect.

ARCH MINERAL CORPORATION                          CONSULTANT

By  /s/  Michael O. McKown                        /s/ Ronald E. Samples
    Michael O. McKown, Vice                       Ronald E. Samples
    President-Human Resources

     Ronald E. Samples
     5 Dogwood Lane
     Ladue, Missouri 63124

Re:  Letter Amendment No. 2 to the September 1, 1992 Consulting Agreement
     ----------------------
     between Arch Mineral Corporation ("Arch") and Ronald E. Samples ("Consultant") ("Agreement")

In consideration of the mutual terms and conditions contained in the Agreement, the parties agree to amend the Agreement as follows:

1. The term of the Agreement is extended for one (1) year beginning September 1, 1993 and ending August 31, 1994.

2. All references to the minimum number of 100 days per Contract Year for services are reduced from 100 days to 80 days per Contract Year.

3. The annual retainer fee of $125,000 per Contract Year set forth in Section 3(a) is reduced to $100,000 per Contract Year.

4. All references to $1,250 per day for those services in excess of the minimum number of days per year is reduced to $1,000 per day for each day of services performed in excess of 80 days per Contract Year.

5.   This Letter Amendment No. 2 is effective September 1, 1993.

6.   All other terms and conditions of the Agreement remain in effect.

ARCH MINERAL CORPORATION                        CONSULTANT

/s/ Michael O. McKown                           /s/ Ronald E. Samples
Michael O. McKown                               Ronald E. Samples
Vice President-Human Resources

July 27, 1994



Ronald E. Samples
5 Dogwood Lane
Ladue, Missouri 63124


Re:  Letter Amendment No. 3 to the September 1, 1992 Consulting Agreement
     ----------------------
     between Arch Mineral Corporation ("Arch") and Ronald E. Samples ("Consultant") ("Agreement")


In consideration of the mutual terms and conditions contained in the Agreement, the parties agree to amend the Agreement as follows:

1. The term of the Agreement is extended for one (1) year beginning September 1, 1994 and ending August 31, 1995.

2. All references to the minimum number of 80 days per Contract Year for services are reduced to 60 days per Contract Year.

3.   The annual retainer fee shall be $75,000 per Contract Year.

4. Section 3(b) of the Agreement is further amended to provide that Arch shall continue to pay Consultant $1,000 per day for each day of services performed in excess of 60 days per Contract Year.

5.   This Letter Amendment No. 3 is effective September 1, 1994.

6.   All other terms and conditions of the Agreement remain in effect.

ARCH MINERAL CORPORATION                          CONSULTANT

By  /s/ Michael O. McKown                         /s/ Ronald E. Samples
    Michael O. McKown                             Ronald E. Samples
    Vice President-Human Resources

August 7, 1995



Ronald E. Samples
The Landings on Skid Way Island
24 Dame Kathryn Drive
Savannah, Georgia 31411


Re:  Letter Amendment No. 4 to the September 1, 1992 Consulting Agreement
     ----------------------
     between Arch Mineral Corporation ("Arch") and Ronald E. Samples ("Consultant") ("Agreement")

In consideration of the mutual terms and conditions contained in the Agreement, the parties agree to amend the Agreement as follows:

1. The term of the Agreement is extended for one (1) year beginning September 1, 1995 and ending August 31, 1996.

2. All references to the minimum number of days per Contract Year for services are reduced to 40 days per Contract Year.

3.   The annual retainer fee shall be $50,000 per Contract Year.

4. Section 3(b) of the Agreement is further amended to provide that Arch shall continue to pay Consultant $1,000 per day for each day of services performed in excess of 40 days per Contract Year.

5.   This Letter Amendment is effective September 1, 1995.

6.   All other terms and conditions of the Agreement remain in effect.

ARCH MINERAL CORPORATION                      CONSULTANT

By  /s/ Michael O. McKown                     /s/ Ronald E. Samples
    Michael O. McKown                         Ronald E. Samples
    Vice President-Human Resources

                               September 5, 1996



Ronald E. Samples
The Landings on Skid Way Island
24 Dame Kathryn Drive
Savannah, Georgia 31411


Re:  Letter Amendment No. 5 to the September 1, 1992 Consulting Agreement
     ----------------------
     between Arch Mineral Corporation ("Arch") and Ronald E. Samples ("Consultant") ("Agreement")


In consideration of the mutual terms and conditions contained in the Agreement and other good and valuable consideration, the parties hereby agree to the following:

1. Subject to the termination provisions in the Agreement, the term of the Agreement is extended until 11:59 p.m. on March 30, 1997.

2.   This Letter Amendment is effective as of August 31, 1996.

3. All other terms and conditions of the Agreement, as amended, remain in full force and effect.



ARCH MINERAL CORPORATION                          CONSULTANT


By  /s/ Jeffry N. Quinn                           /s/ Ronald E. Samples
    Jeffry N. Quinn                               Ronald E. Samples

                                March 30, 1997



Ronald E. Samples
#2 Kertrel Lane
Savannah, Georgia  31411


Re:  Letter Amendment No. 6 to the September 1, 1992 Consulting Agreement
     ----------------------
     between Arch Mineral Corporation ("Arch") and Ronald E. Samples ("Consultant") ("Agreement")


In consideration of the mutual terms and conditions contained in the Agreement and other good and valuable consideration, the parties hereby agree to the following:

1. Subject to the termination provisions in the Agreement, the term of the Agreement is extended until 11:59 p.m. on June 30, 1997.

2. The retainer fee for the period March 31, 1997 through June 30, 1997 shall be $7,000.

3.   This Letter Amendment is effective as of March 31, 1997.

4. All other terms and conditions of the Agreement, as amended, remain in full force and effect.



ARCH MINERAL CORPORATION                       CONSULTANT


By  /s/ Jeffry N. Quinn                        /s/ Ronald E. Samples
    Jeffry N. Quinn                            Ronald E. Samples